UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 7, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                        0-22011               86-0760991
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


     2575 East Camelback Road, Ste. 450, Phoenix, AZ                85016
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        (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER INFORMATION

         On May 17, 2007, Synovics Pharmaceuticals, Inc. (the "REGISTRANT") filed a Current Report on Form 8-K in which it stated that, on May 11, 2007, the Company received from its agent for service of process in Nevada a copy of a Summons (the "SUMMONS"), together with a Notice of Motion, for Summary Judgment in Lieu of Complaint filed by Asia Pacific Investment Holdings Limited ("ASIA PACIFIC"). In the Summons, Asia Pacific sought an order from the Supreme Court of the State of New York, County of New York (the "COURT"), granting summary judgment with respect to claims arising from an alleged default by the Company of the terms of a certain Convertible Promissory Note issued to Asia Pacific on April 17, 2006, in the principal amount of $1,500,000 (the "NOTE").

         On July 16, 2007, the Court issued a decision granting Asia Pacific's Motion for Summary Judgment in Lieu of Complaint. On September 7, 2007, the Registrant paid Asia Pacific $1,844,625, the Registrant's calculations of the amount due to Asia Pacific under the Note. As of the date hereof, the action between the Registrant and Asia Pacific is still pending.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: September 13, 2007

                                         SYNOVICS PHARMACEUTICALS, INC.

                                         By: /s/ Ronald H. Lane
                                             -----------------------------------
                                         Name:    Ronald H. Lane, Ph.D.
                                         Title:   Chief Executive Officer